UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

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CHIQUITA BRANDS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

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New Jersey	1-1550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (980) 636-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

As previously announced, on March 10, 2014, Chiquita Brands International, Inc., a New Jersey corporation (“Chiquita”), and Fyffes plc, a public limited company organized under the laws of Ireland (“Fyffes”) entered into a transaction agreement, pursuant to which Fyffes will combine with Chiquita. Pursuant to the transactions contemplated by the transaction agreement, both Chiquita and Fyffes will become indirect and direct wholly owned subsidiaries of a private limited liability company organized under the laws of Ireland (which will be renamed ChiquitaFyffes plc prior to the consummation of the transaction) (“ChiquitaFyffes”). The transaction was announced in an announcement (the “Announcement”) pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2013 (the “Irish Takeover Rules”). In connection with the combination, ChiquitaFyffes filed a registration statement on Form S-4, which was declared effective on July 25, 2014. The Form S-4, which contains a prospectus of ChiquitaFyffes, includes a definitive proxy statement of Chiquita and the Irish scheme circular of Fyffes (the “Proxy Statement/Prospectus”). Fyffes is in the process of mailing to its shareholders the Irish scheme circular, together with letters providing additional information required under the Irish Takeover Rules regarding certain profit forecasts contained in the scheme circular and the management incentivization arrangements offered to the Fyffes executives which are described in the S-4. Chiquita is also in the process of mailing to its shareholders the definitive proxy statement of Chiquita.

Chiquita and Fyffes have issued earnings guidance (known as a “profit forecast” under the Irish Takeover Rules), that are contained in the Proxy Statement/Prospectus sent to Fyffes shareholders. In light of that, under the Irish Takeover Rules certain attestations were required to be provided and made available to Fyffes shareholders. Copies of the letters to the Fyffes shareholders from Chiquita and Fyffes, respectively, conveying this and other information required under the Irish Takeover Rules are described below and are being furnished herewith to the Commission.

The profit forecast for the fiscal year ending December 31, 2014 made by Chiquita is contained in the Proxy Statement/Prospectus on pages 343 to 345 and is also enclosed with a letter (the “Chiquita Letter”) from Chiquita, which is being mailed to Fyffes shareholders with the Proxy Statement/Prospectus. In addition to such profit forecast for Chiquita, the Chiquita Letter includes letters from Chiquita’s reporting accountants, PricewaterhouseCoopers, One Spencer Dock, North Wall Quay, Dublin 1, Ireland (“PricewaterhouseCoopers Ireland”) confirming that the Chiquita profit forecast has been properly compiled on the basis of the assumptions made by the directors of Chiquita and that the basis of accounting used is consistent with the accounting policies of Chiquita (the “PricewaterhouseCoopers Letter”), and Chiquita’s financial advisor, Goldman Sachs International, confirming, on the basis set out in its letter, that the Chiquita profit forecast, for which the directors of Chiquita are solely responsible, has been made by Chiquita’s directors with due care and consideration (the “Goldman Sachs Letter”). In accordance with the Irish Takeover Rules, the Chiquita Letter including copies of the PricewaterhouseCoopers Letter and the Goldman Sachs Letter is being furnished to Fyffes shareholders. The Chiquita Letter, including the Chiquita profit forecast, the PricewaterhouseCoopers Letter and the Goldman Sachs Letter, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The profit forecast for the fiscal year ending December 31, 2014 made by Fyffes is contained in the Proxy Statement/Prospectus on pages 346 to 347 and is also enclosed with a letter (the “Fyffes Letter”) from Fyffes, which is being mailed to Fyffes shareholders with the Proxy Statement/Prospectus. In addition to such profit forecast for Fyffes, the Fyffes Letter includes letters from Fyffes auditors, KPMG, confirming that the Fyffes profit forecast has been properly compiled on the basis of the assumptions made by the directors of Fyffes and that the basis of accounting used is consistent with the accounting policies of Fyffes (the “KPMG Letter”), and Fyffes financial advisor, Lazard & Co., Limited (“Lazard”), confirming, on the basis set out in its letter, that the Fyffes profit forecast, for which the directors of Fyffes are solely responsible, has been compiled by Fyffes directors prepared with due care and consideration (the “Lazard Letter”). In accordance with the Irish Takeover Rules, the Fyffes Letter together with copies of the KPMG Letter and the Lazard Letter is being furnished to Fyffes shareholders.

The Fyffes Letter also confirms, as required under the Irish Takeover Rules, that, for purposes of Rule 16.2 of the Irish Takeover Rules, Lazard has confirmed, in its capacity as independent adviser to Fyffes for the purposes of Rule 3 of the Rules, that the management incentivization arrangements that have been offered to the senior management of Fyffes in connection with the combination, as summarized in the Proxy Statement/Prospectus (pages 107-108), are fair and reasonable. The Fyffes Letter, including the Fyffes profit forecast, the KPMG Letter, the Lazard Letter and the confirmation for purposes of Rule 16.2 of the Irish Takeover Rules, is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in that filing.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed combination of Chiquita and Fyffes or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been Filed and Will Be Filed With The SEC

ChiquitaFyffes Limited, a private limited company organized under the laws of Ireland (“ChiquitaFyffes”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a Proxy Statement that also constitutes a Prospectus of ChiquitaFyffes. The registration statement was declared effective by the SEC on July 25, 2014. The Form S-4 also includes the Scheme Circular and Explanatory Statement required to be sent to Fyffes shareholders for the purpose of seeking their approval of the combination. Each of Chiquita and Fyffes is in the process of mailing to their respective shareholders the definitive Proxy Statement/Prospectus/Scheme Circular in connection with the proposed combination of Chiquita and Fyffes and related transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR (INCLUDING THE SCHEME EXPLANATORY STATEMENT) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHIQUITA, FYFFES, CHIQUITAFYFFES, THE COMBINATION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed with the SEC by ChiquitaFyffes, Chiquita and Fyffes through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed by Chiquita, Fyffes and ChiquitaFyffes with the SEC by contacting Chiquita Investor Relations at: Chiquita Brands International, Inc., c/o Corporate Secretary, 550 South Caldwell Street, Charlotte, North Carolina 28202 or by calling (980) 636-5000, or by contacting Fyffes Investor Relations at c/o Seamus Keenan, Company Secretary, Fyffes, 29 North Anne Street, Dublin 7, Ireland or by calling + 353 1 887 2700.

Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements.” These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chiquita and Fyffes, including: the customary risks experienced by global food companies, such as prices for commodity and other inputs, currency exchange fluctuations, industry and competitive conditions (all of which may be more unpredictable in light of continuing uncertainty in the global economic environment), government regulations, food safety issues and product recalls affecting Chiquita and/or Fyffes or the industry, labor relations, taxes, political instability and terrorism; unusual weather events, conditions or crop risks; continued ability of Chiquita and Fyffes to access the capital and credit markets on commercially reasonable terms and comply with the terms of their debt instruments; access to and cost of financing; and the outcome of pending litigation and governmental investigations involving Chiquita and/or Fyffes, as well as the legal fees and other costs incurred in connection with these items. Readers are cautioned that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Forward-looking statements relating to the combination involving Fyffes and Chiquita include, but are not limited to: statements about the benefits of the combination, including expected synergies and future financial and operating results; Fyffes and Chiquita’s plans, objectives, expectations and intentions; the expected timing of completion of the combination; and other statements relating to the combination that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements.

With respect to the combination, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite Fyffes and Chiquita shareholder approvals; the risk that Fyffes or Chiquita may be unable to obtain governmental and regulatory approvals required for the combination, or required governmental and regulatory approvals may delay the combination or result in the imposition of conditions that could reduce the anticipated benefits from the combination or cause the parties to abandon the combination; the risk that a condition to closing of the combination may not be satisfied; the length of time necessary to consummate the combination; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the combination may not be fully realized or may take longer to realize than expected; disruption arising as consequence of the combination making it more difficult to maintain existing relationships or establish new relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the ability of the combined company to retain and hire key personnel; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect.

These risks, as well as other risks associated with the combination, are more fully discussed in the Proxy Statement/Prospectus/Scheme Circular that is included in the Registration Statement on Form S-4 that was filed with the SEC in connection with the combination and are contained in the definitive Proxy Statement/Prospectus/Scheme Circular being mailed to shareholders. Additional risks and uncertainties are identified and discussed in Chiquita’s reports filed with the SEC and available at the SEC’s website at www.sec.gov and in Fyffes reports filed with the Registrar of companies available at Fyffes website at www.fyffes.com. Forward-looking statements included in this document speak only as of the date of this document. Neither Chiquita nor Fyffes undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this communication.

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Chiquita, or Fyffes or ChiquitaFyffes, as appropriate. No statement in this communication constitutes an asset valuation.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Chiquita accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Chiquita (who have taken all reasonable care to ensure that such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Chiquita Letter
99.2	Fyffes Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2014

CHIQUITA Brands International, Inc.

By:	/s/ James E. Thompson
James E. Thompson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Chiquita Letter
99.2	Fyffes Letter